Exhibit A
                                                                       ---------

                              AMENDED AND RESTATED
                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D
                         ------------------------------


The undersigned hereby agree as follows:

         (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: December 21, 2004

                             EGL HOLDING COMPANY

                                 By: /s/ Sean M. Traynor
                             --------------------------------------------------
                                               President

                             WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                             By: WCAS IX Associates, LLC, General Partner

                              By: /s/ Jonathan M. Rather
                             --------------------------------------------------
                                         Managing Member

                             WCAS IX ASSOCIATES, LLC

                              By: /s/ Jonathan M. Rather
                             --------------------------------------------------
                                         Managing Member

                                  /s/ Jonathan M. Rather
                             ---------------------------------------------------
                             Attorney-in-Fact/Patrick J. Welsh

                                  /s/ Jonathan M. Rather
                             ---------------------------------------------------
                             Attorney-in-Fact/Russell L. Carson

                                  /s/ Jonathan M. Rather
                             ---------------------------------------------------
                             Attorney-in-Fact/Bruce K. Anderson

                                  /s/ Jonathan M. Rather

                             ---------------------------------------------------
                             Attorney-in-Fact/Thomas E. McInerney

                                  /s/ Jonathan M. Rather
                             ---------------------------------------------------
                             Attorney-in-Fact/Robert A. Minicucci

                                  /s/ Jonathan M. Rather
                             ---------------------------------------------------
                             Attorney-in-Fact/Anthony J. deNicola

                             THOMA CRESSEY FUND VI, L.P.

                             By: TC Partners VI, L.P., General Partner

                             By:  Thoma Cressey Equity Partners, Inc.,
                                  General Partner

                                By: /s/ Bryan C. Cressey
                             --------------------------------------------------
                                          Vice President

                             THOMA CRESSEY FRIENDS FUND VI, L.P.

                             By: TC Partners VI, L.P., General Partner

                             By:  Thoma Cressey Equity Partners, Inc.,
                                  General Partner

                                By: /s/ Bryan C. Cressey
                             --------------------------------------------------
                                          Vice President

                             TC PARTNERS VI, L.P.

                             By:  Thoma Cressey Equity Partners, Inc.,
                                  General Partner

                                By: /s/ Bryan C. Cressey
                             --------------------------------------------------
                                          Vice President

                             THOMA CRESSEY EQUITY PARTNERS, INC.


                                By: /s/ Bryan C. Cressey
                             --------------------------------------------------
                                          Vice President

                                    /s/ Bryan C. Cressey
                             ---------------------------------------------------
                                        Bryan C. Cressey

                                   /s/ Rocco A. Ortenzio
                             ---------------------------------------------------
                                       Rocco A. Ortenzio

                                  /s/ Robert A. Ortenzio
                             ---------------------------------------------------
                                      Robert A. Ortenzio

                                    /s/ Patricia A. Rice
                             ---------------------------------------------------
                                        Patricia A. Rice

                                   /s/ Martin F. Jackson
                             ---------------------------------------------------
                                       Martin F. Jackson

                                    /s/ S. Frank Fritsch
                             ---------------------------------------------------
                                        S. Frank Fritsch

                                   /s/ Michael E. Tarvin
                             ---------------------------------------------------
                                       Michael E. Tarvin

                                    /s/ James J. Talalai
                             ---------------------------------------------------
                                        James J. Talalai

                                  /s/ Scott A. Romberger
                             ---------------------------------------------------
                                      Scott A. Romberger